SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC  20549




                                   FORM 8-K


                                CURRENT REPORT




    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  February 15, 1994






                          NEW YORK TELEPHONE COMPANY





 A New York          Commission File          I.R.S. Employer Identification
 Corporation         Number 1-3435            No. 13-5275510




            1095 Avenue of the Americas, New York, New York  10036

                       Telephone number (212) 395-2121







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Form 8-K                                          New York Telephone Company
February 15, 1994


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)  Exhibits:

         The exhibits listed in the accompanying Index to Exhibits relate to the registration statements (Nos. 33-49697 and 33-50615, which also constitutes Post-Effective Amendment No. 1 to registration statement No. 33-49697) on Form S-3 of the Company and are filed herewith for incorporation by reference in such registration statements.



















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Form 8-K                                          New York Telephone Company
February 15, 1994


                              Index to Exhibits



Exhibit Number
Per Item 601
of Regulation S-K                    Description of Document

     1 Underwriting Agreement, dated February 15, 1994, between the Company and Morgan Stanley & Co. Incorporated, CS First Boston Corporation, Kidder, Peabody & Co. Incorporated, Lehman Brothers Inc. and Salomon Brothers Inc.

     4-a Certificate, dated as of February 15, 1994, pursuant to Section 2.02(b) of the Indenture dated as of June 1, 1993 between the Company and The Chase Manhattan Bank, N.A.

     4-b Form of the Company's Thirty Year 7 1/4% Debentures, due February 15, 2024 (contained in
                           Exhibit 4-a).

     12                    Computation of Ratio of Earnings to Fixed Charges.














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Form 8-K                                          New York Telephone Company
February 15, 1994


                                  SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    New York Telephone Company



                                    By           Mel Meskin
                                                 Mel Meskin
                                       Vice President-Finance and Treasurer












February 18, 1994